UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1. Reports to Stockholders.

ANNUAL REPORT
May 31, 2011

A World of	Developing nations increased share of world gross domestic product (GDP)
Investment
Opportunities.

95% of the world’s population
resides outside the United States.1

The U.S. is only 20.5% of global
GDP and 30% of the world’s
market capitalization.2

Brazil, one of the fastest growing
countries in South America, has
14% of the world’s fresh water	Growth in the middle class population
resources with only 3% of the
world’s population.3

Canada is the largest exporter of
oil to the U.S., supplying more than
Saudi Arabia and Mexico.4

China is the largest market for
energy, steel, high speed rail, autos,
cell phones and Internet.5

Germany exports more merchandise
than the U.S. and accounts for 25%
of the European Union’s exports.6

GDP growth may continue to come from international economies

An investor should consider the
Fund’s investment objectives,
risks, and charges and expenses
carefully before investing or
sending money. This and other
important information can be
found in the Fund’s prospectus.
To obtain a prospectus, please
call 1-877-484-6838 or visit	Past performance does not guarantee future results.
www.heartlandinternationalfund.	*Developing: Latin America, Asia less Japan, Middle East, Oceania, Africa, Eastern Europe, Russia
com. Please read the prospectus
1 U.S. Chamber of Commerce, 6/17/11. 2 Bloomberg, 6/30/11. 3 The Economist Intelligence Unit Limited, 2010; World Wildlife Fund; 13D Research, 9/23/10. 4 “Crude Oil and Total Petroleum Imports Top 15 Countries,” U.S. Energy Information Administration Independent Statistics and Analysis, 12/30/10. 5 “China Tops U.S. in Energy Use,” The Wall Street Journal, 7/18/10; World Steel Association, 11/10; “China auto sales officially surpass U.S. in 2009, 13.6 million vehicles sold,” egmCarTech.com, 1/8/10; “High Speed Lines in the World,” UIC High Speed Department, 12/19/10; “iPhone4 orders exceed 200,000 in China,” Reuters, 9/26/10; “The World in 2010: ICT Facts and Figures,” International Telecommunication Union. 6 “Trade to expand by 9.5% in 2010 after a dismal 2009, WTO reports,” World Trade Organization, 3/26/10.

carefully before investing.

The Fund is distributed by ALPS Distributors, Inc.

TABLE OF CONTENTS

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	2

GROWTH OF HYPOTHETICAL $10,000	4

ADDITIONAL FUND CHARACTERISTICS	5

FINANCIAL STATEMENTS
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17

ADDITIONAL INFORMATION
Expense Examples	18
Information Regarding Executive Officers & Directors	19
Definitions	21

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dear Shareholders,

Since its inception on October 1, 2010, the Fund’s total return was 9.40%. The Fund underperformed its benchmark (the MSCI AC World Index ex USA Small Value), which returned 14.39% during the period, primarily due to the Fund’s large cash allocation during a strong fourth quarter rally. The higher than normal cash level can be attributed to capital inflows following the Fund’s launch, and a hesitancy to pay excessive prices for rallying stocks. Year-to-date, we are pleased to report the Fund has generally tracked its benchmark, trailing by only 0.34%. We now consider the Fund to be fully invested.

The Fund’s substantial allocation to Japan through the tsunami and aftermath was a detractor. However, Japanese stocks are trading near multi-decade low price to book multiples, while profits have risen sharply since 2009. We believe these conditions create a strong catalyst for future capital appreciation of the Fund’s Japanese holdings.

The Fund is diversified across 36 stocks and 17 countries. Portfolio characteristics demonstrate Heartland’s disciplined value investment philosophy:

•Price to earnings ratio of only 9.2x 2012 estimates
•Price to cash flow – 7.4x
•Price to book value – 1.14x
•Debt to capital ratio of only 23%
•31 of 36 stocks currently pay dividends, with yields ranging from 1.48% to 9.12%

We remain optimistic on the outlook for global equities. The natural disaster in Japan did impact global production, but we anticipate it will prove to be short-lived. Chinese authorities appear to have succeeded in slowing the Chinese economy, setting the stage for continued economic growth.

The profligate monetary policies of the Federal Reserve and their impact on the US dollar remains a concern of ours for dollar denominated assets. We believe that investing in a diversified basket of non-USD denominated assets is not only prudent risk management, but investing in international dividend paying stocks provides an incremental investment return.

International markets can present a rich opportunity set for the value investor, driven by strong economic growth, attractive valuations, and robust dividends. We believe the Fund is off to a good start.

Thank you for your continued trust and confidence,

Bill Nasgovitz
Founder and Portfolio Manager
Heartland Advisors, Inc.

FUND SUMMARY

Total Returns as of May 31, 2011	Inception Date	Since Inception*
International Small Cap Fund	10-1-10	9.40%
MSCI All Country World Index ex USA Small Cap Value Index**	—	14.39

Index Source: FactSet Research Systems, Inc.
*   Not annualized.
**The Index is a total return index, reported in U.S. dollars based on share prices and reinvested net dividends from 44 countries and is not available to purchase.

In the prospectus dated 10/1/10, the gross expense ratio for the Fund is 1.75%. Heartland Advisors has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses for the Fund do not exceed 1.75% of the Fund’s average net assets, through at least October 1, 2013, and subject thereafter to annual reapproval of the agreement by the Board Trustees. Without such waiver and/reimbursements, the Total Annual Fund Operating Expenses would be 2.40%.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 1-877-484-6838, or visit www.heartlandinternationalfund.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION*

* Percentages are based upon total equity investments and subject to change.

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International.

INVESTMENT GOAL
The Fund seeks long-term capital appreciation with modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC
The Fund seeks to capture the long-term capital appreciation of international small-cap stocks, with an emphasis on dividend-paying companies. The Fund utilizes the Advisor’s disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS
The Fund invests primarily in foreign small companies selected on a value basis that pay dividends. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks. Small company securities generally are more volatile and less liquid than those of larger companies and there is risk that their intrinsic values may not be recognized by the broad market. There is no assurance that dividend-paying stocks will mitigate volatility. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

PORTFOLIO HIGHLIGHTS & STATISTICS
Number of holdings (excludes cash equivalents)	36
Net assets	$19.0 mil.
NAV	$10.93
Median market cap	$622.4 mil.
Weighted average market cap	$1,268.4 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)
Air New Zealand LTD	4.8%
Alpine Electronics Inc	4.8
Home Retail Group	4.7
Sherritt International Corp	4.7
Goodman Fielder	4.6
Nippon Seiki	4.3
Galliford Try PLC	4.0
Camargo Correa Des Imob SA	3.8
Chiba Bank	3.8
Nong Shim Co Ltd	3.7

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.”  All information, unless otherwise indicated, is as of 5/31/11.

Bill Nasgovitz is a registered representative of ALPS Distributors, Inc. The Fund is distributed by ALPS Distributors, Inc.

HEARTLAND INTERNATIONAL SMALL CAP FUND
GROWTH OF A HYPOTHETICAL $10,000 (UNAUDITED)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Heartland International Small Cap Fund – Inception: 10-1-10

The graphs shown above represent a hypothetical investment of $10,000 in the Fund and MSCI Index for the period from inception to 5/31/11.  All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Past performance does not guarantee future results.

ADDITIONAL FUND CHARACTERISTICS
(UNAUDITED)

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Fund is managed according to the Advisor’s time-tested 10 Principles of Value InvestingTM. The Advisor believes this investment process may limit downside risk relative to other equity investment strategies, while providing an opportunity for capital appreciation.

The Fund focuses on smaller companies outside the U.S., generally with market capitalizations of up to $4 billion at the time of purchase. The following table summarizes the market capitalization of the Fund as of May 31, 2011. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

Micro-Cap Holdings – $0 - $300 million	15.3%
Small-Cap Holdings – $300 million - $4 billion	79.7
Large-Cap Holdings – $4 billion +	3.9
Short-Term Investments	1.1
TOTAL	100.0

SECTOR ALLOCATION — % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of the Fund as of May 31, 2011. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

Consumer Discretionary	33.1%
Consumer Staples	13.2
Energy	6.6
Financials	8.1
Health Care	4.0
Industrials	15.3
Information Technology	6.1
Materials	10.5
Utilities	2.0
Cash	1.1
TOTAL	100.0

FINANCIAL STATEMENTS

SCHEDULE OF INVESTMENTS
May 31, 2011

COMMON STOCKS 95.26%	SHARES	VALUE
Australia 8.69%
Collection House Ltd.	226,000	$164,092
Goodman Fielder Ltd.	800,000	876,674
Industrea Ltd.	400,000	607,581
		1,648,347
Brazil 3.83%
Camargo Correa Desenvolvimento
Imobiliario S/A	200,000	726,351

Canada 12.14%
Canam Group, Inc.	40,000	313,774
Miranda Technologies, Inc. (a)	85,000	657,997
Seabridge Gold, Inc.(a)	15,000	446,250
Sherritt International Corp.	120,000	885,586
		2,303,607
France 2.65%
Ciments Francais SA	5,000	502,973

Germany 4.85%
Einhell Germany AG	10,000	582,834
KSB AG	400	337,065
		919,899
Hong Kong 0.61%
Clear Media Ltd.(a)	200,000	115,818

Italy 2.11%
Benetton Group SpA	25,000	199,843
Landi Renzo SpA	60,000	200,454
		400,297
Japan 27.55%
Alpine Electronics, Inc.	67,000	897,117
Alps Logistics Co. Ltd.	52,300	520,354
Chiba Bank Ltd.	119,000	717,129
Fukuda Denshi Co. Ltd.	14,000	430,221
Medikit Co. Ltd.	1,000	319,286
Ministop Co. Ltd.	27,800	466,227
Miraial Co. Ltd.	20,000	464,487
Nippon Seiki Co. Ltd.	65,000	805,148
Takamatsu Construction Group Co. Ltd.	46,900	607,706
		5,227,675
New Zealand 4.74%
Air New Zealand Ltd.	1,000,000	899,591

Mexico 3.54%
Gammon Gold, Inc.(a)	65,000	670,898

Norway 1.34%
Grieg Seafood ASA	55,000	174,001
TGS Nopec Geophysical Co. ASA	2,800	79,449
		253,450
Panama 2.63%
Copa Holdings SA	8,000	499,920

Republic of Korea 3.69%
NongShim Co. Ltd.	3,000	699,161

Thailand 1.31%
Esso Thailand PCL	600,000	249,486

Ukraine 1.90%
Avangardco Investments Public Ltd. - ADR(a)	20,000	360,000

United Kingdom 11.17%
Galliford Try PLC	100,000	759,994
Home Retail Group PLC	250,000	886,836
Persimmon PLC	60,000	472,330
		2,119,160
Vietnam 2.51%
Keck Seng Investments	1,000,000	475,653
TOTAL COMMON STOCKS (COST $17,331,068)		18,072,286

PREFERRED STOCKS 2.00%
Brazil 2.00%
Cia De Saneamento do Parana	150,000	380,288
TOTAL PREFERRED STOCKS (COST $274,497)		380,288

The accompanying notes are an integral part of these financial statements.

	PRINCIPAL
SHORT-TERM INVESTMENTS 1.03%	AMOUNT	VALUE
Time Deposits 1.03%
Wells Fargo (Grand Cayman), 0.013%(b)	$194,753	$194,753
TOTAL SHORT-TERM INVESTMENTS
(COST $194,753)		194,753
TOTAL INVESTMENTS
(COST $17,800,318) - 98.29%		18,647,327
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.71%		324,409
TOTAL NET ASSETS - 100.00%		$18,971,736

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate shown is the rate as of May 31, 2011.

Abbreviations:
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ASA	Allmennaksjeselskap is a Norwegian term which signifies that the company is listed in the stock-exchange.
Ltd	Limited is a term indicating a company is incorporated and shareholders have limited liability.
PCL	Public Company Limited by shares.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
S/A	Sociedades Anonimas a Brazilian term which signifies a corporation.
SA	Société Anonyme, stock company.
SpA	Societá per Azioni, limited share company.

SCHEDULE OF OPEN FUTURES CONTRACTS
May 31, 2011

			UNREALIZED
	NUMBER OF	SETTLEMENT	APPRECIATION/
DESCRIPTION	CONTRACTS SOLD	MONTH	(DEPRECIATION)
Japanese Yen FX Currency	10	June-11	$(30,919)
Japanese Yen FX Currency	5	September-11	14,640
TOTAL FUTURES CONTRACTS SOLD			$(16,279)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2011(1)

ASSETS
Investments, at value (cost $17,800,318)	$18,647,327
Cash	13,280
Dividends and interest receivable	139,178
Deposit for futures at broker	64,687
Receivable for investments sold	277,693
Receivable for Fund shares sold	111,980
Receivable from Advisor	18,178
Other assets	8,083
TOTAL ASSETS	19,280,406

LIABILITIES
Payable for investments purchased	247,992
Payable for Fund shares redeemed	27
Payable to affiliates	29,523
Accrued distribution fee	3,844
Accrued expenses and other liabilities	27,284
TOTAL LIABILITIES	308,670

NET ASSETS	$18,971,736

NET ASSETS CONSIST OF:
Paid-in capital	$18,134,975
Accumulated net investment income	73,083
Accumulated net realized loss on:
Investments	(36,208)
Foreign currency translation	(31,528)
Net unrealized appreciation (depreciation) on:
Investments	847,009
Futures Contracts	(16,279)
Foreign currency translation	684
NET ASSETS	$18,971,736

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,735,096

Net asset value, redemption price and offering price per share(2)	$10.93

(1)	The Fund commenced operations on October 1, 2010.
(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Period Ended May 31, 2011(1)

INVESTMENT INCOME
Dividend income(2)	$216,347
Interest income	267
Total Investment Income	216,614
EXPENSES
Advisory fees	50,465
Administration and fund accounting fees	47,558
Custody fees	30,718
Transfer agent fees and expenses	27,032
Audit and tax fees	20,744
Federal and state registration fees	17,830
12b-1 fees	14,843
Chief Compliance Officer fees and expenses	9,328
Trustees' fees and related expenses	6,304
Legal fees	5,396
Reports to shareholders	4,024
Other expenses	16,746
TOTAL EXPENSES	250,988
Less waivers and reimbursement by Advisor (Note 3)	(147,089)
NET EXPENSES	103,899
NET INVESTMENT INCOME	112,715
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from:
Investments	(75,840)
Foreign currency translation	(31,528)
Change in net unrealized appreciation (depreciation) from:
Investments	847,009
Futures Contracts	(16,279)
Foreign currency translation	684
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	724,046
NET INCREASE IN NET ASSETS FROM OPERATIONS	$836,761

(1)	The Fund commenced operations on October 1, 2010.
(2)	Net of $18,929 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended
May 31, 2011(1)
FROM OPERATIONS
Net investment income	$112,715
Net realized loss from:
Investments	(75,840)
Foreign currency translation	(31,528)
Change in net unrealized appreciation (depreciation) from:
Investments	847,009
Futures contracts	(16,279)
Foreign currency translation	684
Net increase in net assets from operations	836,761
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	18,143,294
Costs for shares redeemed(2)	(8,319)
Net increase in net assets from capital share transactions	18,134,975
TOTAL INCREASE IN NET ASSETS	18,971,736
NET ASSETS:
Beginning of period	—
End of period	$18,971,736
ACCUMULATED NET INVESTMENT INCOME	$73,083

(1)	The Fund commenced operations on October 1, 2010.
(2)	Net of redemption fees of $86.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period

Period Ended
May 31, 2011(1)
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income(2)	0.13
Net realized and unrealized gain on investments	0.80
Total from investment operations	0.93
Net Asset Value, End of Period	$10.93
TOTAL RETURN(3)	9.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (000’s)	$18,972
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	4.23%
After waiver and expense reimbursement(4)	1.75%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(4)	(0.58)%
After waiver and expense reimbursement(4)	1.90%
Portfolio turnover rate(3)	22.29%

(1)	The Fund commenced operations on October 1, 2010.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
May 31, 2011

(1)       ORGANIZATION

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Heartland International Small Cap Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation with modest current income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on October 1, 2010. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Heartland Advisors Inc. (the “Advisor”).

(2)       SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)  Investment Valuation: Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

If there were no sales on the composite market, the security is valued at the mean between the bid and asked price on the security’s principal exchange or market. If there has been no sale on such principal exchange or market on such day, the security is valued at the latest sales price on the Composite Market for the day such security is being valued. Composite Market means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by Interactive Data Corp (“IDC”).

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by IDC. If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Advisor anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Fund has adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2011:

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$6,766,857	$11,305,429	$—	$18,072,286
Preferred Stock	380,288	—	—	380,288
Total Equity	7,147,145	11,305,429	—	18,452,574
Short-Term Investments	—	194,753	—	194,753
Total Investments in Securities	$7,147,145	$11,500,182	$—	$18,647,327

The securities listed as level two within the above table includes international securities that in accordance with the Fund’s policy were fair valued in order to reflect events after the close of foreign markets, but prior to the time the Fund’s NAV was calculated.

During the year ended May 31, 2011, there were no significant transfers between levels for the Fund. The Fund did not hold any Level 3 securities during the period.

For further information regarding security characteristics, see the Schedule of Investments.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of May 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities	Fair Value
Futures contracts	Assets; Deposits for futures at brokers	$(16,279)

The Effect of Derivative Instruments on the Statement of Operations for the period ended May 31, 2011 was as follows:

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
	Net realized gain (loss) on:
Futures contracts	Futures contracts closed	$0

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
	Net change in unrealized
	appreciation (depreciation) on:
Futures contracts	Futures contracts	$(16,279)

   (b)  Foreign Securities and Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments form those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

   (c)  Futures:  The Fund may enter into futures contracts trades. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash at least equal to the daily fluctuation of value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for the futures contacts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents, or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in securities or 2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations.

   (d)  Federal Income Taxes:  The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

   (e) Distributions to Shareholders: The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

   (f)  Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (g)  Share Valuation: The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held 90 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. The Fund retained redemption fees of $86 during the year ended May 31, 2011.

   (h)  Expenses:  Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

   (i)   Other: Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)      FEDERAL TAX MATTERS

As of May 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$17,812,018
Gross tax unrealized appreciation	$1,447,031
Gross tax unrealized depreciation	(611,722)
Net tax unrealized appreciation	$835,309
Undistributed ordinary income	$81,515
Undistributed long-term capital gain	—
Total distributable earnings	$81,515
Other accumulated losses	(80,063)
Total accumulated gains	$836,761

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income/(Loss)	Gain	Capital
$(39,632)	$39,632	—

At May 31, 2011, the Fund had accumulated net realized capital loss carryover of $4,129 which will expire on May 31, 2019. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

At May 31, 2011, the Fund deferred, on a tax basis, post-October losses of:

Currency	Capital
$13,011	$63,607

The Fund has adopted Accounting for Uncertainty in Income Taxes in fiscal year 2011. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of May 31, 2011. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2011. At May 31, 2011, the fiscal year 2011 remains open to examination in the Fund’s major tax jurisdictions.

(4)      INVESTMENT ADVISOR

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 0.85% of the Fund’s average daily net assets.

The Advisor has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.75% of the Fund’s average daily net assets, through at least October 1, 2013. For the period ended May 31, 2011, expenses of $147,089 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2014	$147,089

(5)      DISTRIBUTION PLAN

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay ALPS Distributors, Inc. (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the period ended May 31, 2011, the Fund accrued expenses of $14,843 pursuant to the 12b-1 Plan.

(6)      RELATED PARTY TRANSACTIONS

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) which provides accounting, administration, and transfer agency services to the Fund. The Chief Compliance Officer is also an employee of USBFS. For the period ended May 31, 2011, the Fund was allocated $9,328 of the Trust’s Chief Compliance Officer Fee.

(7)      CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

PERIOD ENDED
MAY 31, 2011(1)
Shares Sold	1,735,873
Shares Redeemed	(777)
Net Increase	1,735,096

(1) The Fund commenced operations on October 1, 2010.

(8)      INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended May 31, 2011, were $19,679,696 and $2,006,394, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)      NEW TAX LAW

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the May 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the May 31, 2012 taxable year.

(10)    NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  ASU No. 2011-04 requires additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2)for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Heartland International Small Cap Fund
and the Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Heartland International Small Cap Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of May 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from October 1, 2010 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 1, 2010 (commencement of operations) to May 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
July 29, 2011

ADDITIONAL INFORMATION
(UNAUDITED)

EXPENSE EXAMPLES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2010 through May 31, 2011.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
	12/1/10	5/31/11	12/1/10 – 5/31/11	12/1/10 – 5/31/11
Actual	$1,000.00	$1,115.20	$9.23	1.75%
Hypothetical (5% return before expenses)	1,000.00	1,016.21	8.80	1.75

(a)
Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period multiplied by 182/365 to reflect the one-half year period from December 1, 2010 to May 31, 2011.

OTHER INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor, the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-484-6838 or by visiting the Fund’s website www.heartlandinternationalfund.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s initial proxy voting record for the period ended June 30, 2011 will be available, without charge, either upon request by calling the Fund toll free at 1-877-484-6838 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Pursuant to Section 853 of the Internal Revenue Code, the Heartland International Small Cap Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2011. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Creditable Foreign	Portion of Ordinary Income Distribution
Taxes Paid	derived from Foreign Sourced Income*
$13,858	100.00%

*  The Fund has not derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS Form 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

INDEMNIFICATION
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

INFORMATION ABOUT TRUSTEES
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-484-6838.

INDEPENDENT TRUSTEES
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite Term;	Professor and Chair of Accounting,	28	Independent Trustee,
615 E. Michigan St.		Since	Marquette University (2004–present);		USA MUTUALS
Milwaukee, WI 53202		August 22, 2001	Associate Professor of Accounting,		(an open-end investment
Age: 56			Marquette University (1996–2004).		company with two portfolios).

Gary A. Drska	Trustee	Indefinite Term;	Pilot, Frontier/Midwest Airlines, Inc.	28	Independent Trustee,
615 E. Michigan St.		Since	(airline company) (1986–present);		USA MUTUALS
Milwaukee, WI 53202		August 22, 2001	Director, Flight Standards &		(an open-end investment
Age: 54			Training (1990–1999).		company with two portfolios).

Jonas B. Siegel	Trustee	Indefinite Term;	Managing Director, Chief Administrative	28	Independent Trustee,
615 E. Michigan St.		Since	Officer (“CAO”) and Chief Compliance		Gottex Multi-Asset
Milwaukee, WI 53202		October 23, 2009	Officer (“CCO”), Granite Capital		Endowment Fund complex
Age: 67			International Group, L.P. (an investment		(three closed-end investment
			management firm) (1994–present);		companies); Independent
			Vice President, Secretary, Treasurer		Trustee, Gottex Multi-
			and CCO of Granum Series Trust		Alternatives Fund complex
			(an open-end investment company)		(three closed-end investment
			1997–2007); President, CAO and CCO,		companies).
Granum Securities, LLC (a broker-dealer)
(1997–2007).

INTERESTED TRUSTEE AND OFFICERS
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Joseph C. Neuberger(1)	Chairperson,	Indefinite Term;	Executive Vice President, U.S. Bancorp	28	Trustee, Buffalo Funds
615 E. Michigan St.	President	Since	Fund Services, LLC (1994–present).		(an open-end investment
Milwaukee, WI 53202	and	August 22, 2001			company with ten portfolios);
Age: 49	Trustee				Trustee, USA MUTUALS
(an open-end investment
company with two portfolios).

John Buckel	Vice President,	Indefinite Term;	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	and	January 10, 2008	(2004–present); UMB Investment
Age: 53	Principal	(Vice President);	Services Group (2000–2004).
	Accounting	Since
	Officer	September 10, 2008
(Treasurer)

Robert M. Slotky	Vice	Indefinite Term;	Senior Vice President,	N/A	N/A
615 E. Michigan St.	President,	Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	January 26, 2011	(2001–present).
Age: 63	Compliance
Officer and
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite Term;	Vice President and Legal Compliance	N/A	N/A
615 E. Michigan St.		Since	Officer, U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		November 15, 2005	(2004–present).
Age: 31

Jennifer A. Lima	Assistant	Indefinite Term;	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 10, 2008	(2002–present).
Age: 37

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Fund.

DEFINITIONS

10 Principles of Value InvestingTM consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of the company; and (10) positive technical analysis.

Debt/Capitalization Ratio represents the company’s long-term debt as a proportion of the capital available in the form of long-term debt, preferred stock and common stockholder’s equity.

GDP (Gross Domestic Product) is the market value of the goods and services produced by labor and property.

MSCI All Country World Index ex USA Small Cap Value Index is a market capitalization weighted index that is designed to measure the equity market performance of the small cap value segments of developed and emerging markets, excluding the U.S. The index consists of 44 country indices comprising 23 developed and 21 emerging market country indices. All indices are unmanaged. It is not possible to invest directly in an index.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Price/Earnings Ratio (Forward) for a security is based on actual earnings to date and future estimates made by Heartland Advisors, Inc. Estimates made by Heartland Advisors, Inc. are based on factors such as management guidance, historical performance of the company and its peer group, industry growth rates, street estimates and other factors as deemed appropriate.

Volatility is a characteristic of the market to rise or fall sharply in price within a short-term period.

Heartland Advisor’s Commitment to you…
Striving to achieve superior investment results and outstanding client service

Fundamental Research
We remain focused on discovering opportunities through extensive fundamental analysis

Seasoned Investment Team
We are dedicated to leveraging over 200 years of our team’s experience to strive to generate superior investment results through disciplined value investing

Consistent and Disciplined Approach
We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s
10 Principles of Value InvestingTM

HLI156/0812

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during this first fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for this first fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 5/31/11
Audit Fees	$17,250
Audit-Related Fees	$0
Tax Fees	$3,500
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 5/31/11
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for this first year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/11
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                   Trust for Professional Managers

By (Signature and Title)              /s/ Joseph Neuberger
Joseph Neuberger, President

Date                      August 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)             /s/ Joseph Neuberger
Joseph Neuberger, President

Date                      August 4, 2011

By (Signature and Title)              /s/ John Buckel
John Buckel, Treasurer

Date                      August 4, 2011